Dear Shareholder:

The Victory Prospectus for the following Funds is being revised to reflect the planned termination of the Class C Shares of the Small Company Opportunity and Established Value Funds; a change in the benchmark for Special Value Fund; and changes in the portfolio management of the Value Fund, the Growth Fund and the Special Value Fund. This information is important and is part of your Prospectus.

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                             The Victory Portfolios
                                   Value Fund
                             Diversified Stock Fund
                                Stock Index Fund
                                   Growth Fund
                             Established Value Fund
                               Special Value Fund
                         Small Company Opportunity Fund
                               Focused Growth Fund

                       Supplement dated November 16, 2004
                      To the Prospectus dated March 1, 2004

1.    Small Company Opportunity Fund and Established Value Fund

      On September 30, 2004, the Board of Trustees of The Victory Portfolios approved a proposal to terminate the Class C Shares of the Small Company Opportunity Fund and Established Value Fund on or about January 28, 2005 (the "Termination Date"). On the Termination Date, each Fund will redeem all of its the Class C Shares at net asset value as of 4:00 P.M., Eastern Time, and distribute the cash proceeds, to all remaining shareholders. Prior to the Termination Date, the Funds will pay any dividends in accordance with the current dividend option you selected. That is, if you elected to reinvest your dividends, you will receive your dividends in additional Class C Shares.

Additionally-

    o Until the close of business on the Termination Date, you may exchange your Class C Shares of the Small Company Opportunity Fund and Established Value Fund for Class C Shares of another fund of The Victory Portfolios. You may also exchange into the appropriate class of any Victory money market fund. Please contact your Investment Professional or The Victory Portfolios at 800-539-3863 if you need additional information.

    o Plan sponsors or plan administration service agents should notify participants that the Fund is terminating the Class C Shares of Small Company Opportunity Fund and Established Value Fund and should provide information about alternative investment options.

    o After December 15, 2004, shareholders of Class C Shares of Small Company Opportunity Fund and Established Value Fund may exchange or redeem their shares without incurring a contingent deferred sales charge.

    o   The Fund reserves the right to further restrict sales of Fund shares.

Prior to the Termination Date, the Fund may invest the proceeds from the sale of portfolio securities in cash equivalent securities or hold the proceeds in cash. During this time, the Fund may hold more cash or cash equivalents than normal, which may prevent the Fund from meeting its stated investment objective.

                                  VF-EQTY-SUPP3

2.    Special Value Fund

      Effective, November 1, 2004, on page 12, replace the first and third paragraph under "Principal Investment Strategies," with the following:

      The Fund pursues its investment objective by investing primarily in equity securities of companies with market capitalizations at the time of purchase within the range of companies comprising the Russell MidCap(R) Index. As of December 31, 2003, the Russell MidCap(R) Index included companies with approximate  capitalizations  between  $935  million  and $13.9  billion.  As of
October 31, 2004, the Russell MidCap(R) Index included companies with capitalizations between $277 million and $20 billion. The size of companies in the index changes with market conditions and the composition of the index.

      Under normal circumstances, the fund will invest at least 80% of its nets assets in equity securities of companies with market capitalizations within the range of companies comprising the Russell MidCap(R) Index. For purposes of this policy, "net assets' includes any borrowings for investment purposes.

3.    Special Value Fund

      On page 13, under "Investment Performance," delete the Average Annual Total Return table and insert the following:


-------------------------------------------------------------------------------
Average Annual Total Returns
(For the Periods ended                                            Life of
December 31, 2003)                  1 Year           5 Years        Fund
-------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------
Before Taxes                        21.85%           7.51%        9.83%(1)
-------------------------------------------------------------------------------
After Taxes on Distributions        21.75%           5.84%        8.12%(1)
-------------------------------------------------------------------------------
After Taxes on Distributions
and Sale of Fund Shares             14.32%           5.70%        7.76%(1)
-------------------------------------------------------------------------------
Russell MidCap(R) Index(2)          40.06%           7.23%       12.18%(1)
(Index returns reflect no deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------
S&P 400 MidCap Index(4)             35.62%           9.21%       13.93%1
-------------------------------------------------------------------------------
Class R
-------------------------------------------------------------------------------
Before Taxes                        28.96%           N/A         12.26%(3)
-------------------------------------------------------------------------------
Russell MidCap(R) Index(2)          40.06%           N/A         5.77%(3)
(Index returns reflect no deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------
S&P 400 MidCap Index(4)             35.62%           N/A          8.28%(3)
-------------------------------------------------------------------------------
(1)Ten Year Performance
(2)Effective November 1, 2004, the Fund changed its benchmark index to the Russell MidCap(R) Index. The Adviser believes that this index better reflects the Funds' investment strategies because the Fund invests in a broader universe of securities than the securities contained in the S&P 400 MidCap Index. The Russell MidCap(R) Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. It is not possible to invest directly in an index.
(3) Performance is from December 21, 1999, inception date of Class R Shares.
(4) The S&P 400 MidCap Index is a broad-based unmanaged index that measures the performance of medium capitalization domestically traded common stocks. It is not possible to invest directly in an index.

                                  VF-EQTY-SUPP3

4.    Value Fund

      On page 33, under "Organization and Management of the Funds," replace the first paragraph under "Portfolio Management" with the following:

      Effective December 1, 2004, Ronald L. Altman is the lead portfolio manager, and Walter J. Henry, Barry Rothberg, Yap Y. Lee, and Bridget A. Collins are the co-portfolio managers of Value Fund. Mr. Altman is a Director of Research and a Senior Managing Director of Victory SBSF Capital Management ("Victory SBSF"), and has been with a division of the Adviser since 1999. From 1998-1999 he was the President and Chief Executive Officer of Remmington Capital Management. He has been a portfolio manager of the Fund since March 2004. Mr. Henry is the Chief Investment Officer of Victory SBSF, and has been with the Adviser or an affiliate since 1996. Mr. Rothberg is a Managing Director and Portfolio Manager of Victory SBSF. From 2002-2003 he was a co-president of Grant Capital. From 1992-2001, he was an equity research analyst with ING Barings/Furman Selz. Mr. Lee is a Managing Director and Portfolio Manager of Victory SBSF. He was a General Partner with Merit Capital LP from 1992-2004. A Chartered Financial Analyst Charter Holder, Ms. Collins is a Managing Director and Portfolio Manager of Victory SBSF. Prior to 2003, Ms. Collins was the senior vice president - investments for Bessemer Trust or an affiliate.

5.    Growth Fund

      On page 34, under "Organization and Management of the Funds," replace the second paragraph under "Portfolio Management" with the following

      Effective January 1, 2005, Amy E. Bush is the portfolio manager of the Growth Fund. Ms. Bush is a Director of the Adviser, and has been associated with the Adviser or an affiliate since 1993. She has been a portfolio manager of the Fund since December 2003.

6.    Special Value Fund

      On page 34, under "Organization and Management of the Funds," replace the fourth paragraph under "Portfolio Management" with the following:

      Patrick Dunkerley is the lead portfolio manager and Leslie Z. Globits is the portfolio manager of the Special Value Fund. Mr. Dunkerley has been a portfolio manager of the fund since April 2001. He is a Senior Portfolio Manager and Managing Director of the Adviser and has been associated with the Adviser since 2001. Prior to 2001, from September 1996, he was vice president and director of equity research at Securities Corporation of Iowa. Mr. Globits, a Portfolio Manager and Director of the Adviser, was previously a Senior Financial Analyst and Assistant Vice President in KeyCorp's Corporate Treasury Department, and has been with the Adviser or an affiliate since 1987. He has been a portfolio manager of the Fund since June 2003.

                                  VF-EQTY-SUPP3